Exhibit 10.46

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is entered into by and between U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE MAIDEN LANE COMMERCIAL MORTGAGE-BACKED SECURITIES TRUST 2008-1 (“Assignor”) and 1180 RAYMOND URBAN RENEWAL LLC, a Delaware limited liability company (“Assignee”).

RECITALS

A.            Assignor and KBS SOR Debt Holdings II LLC entered into that certain Loan Purchase and Sale Agreement dated and effective March 12, 2012 (the “Agreement”).

B.            The Agreement provides for the sale and transfer by Assignor to Assignee of certain Loan Rights and Obligations (such term and all other capitalized terms used herein and not otherwise defined herein have the definitions ascribed to them in the Agreement).

NOW, THEREFORE, in consideration of the foregoing premises and mutual agreements herein contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.            Assignor hereby transfers, assigns and conveys all of Assignor’s right, title, interest and obligations in, to and under the Loan Rights and Obligations. THIS SALE AND ASSIGNMENT IS MADE ON AN “AS-IS,” “WHERE-IS” BASIS, “WITH ALL FAULTS” AND WITHOUT REPRESENTATIONS, EXPRESS OR IMPLIED, OF ANY TYPE, KIND, CHARACTER OR NATURE, EXCEPT THE EXPRESS REPRESENTATIONS OF SELLER SET FORTH IN ARTICLE 3 OF THE AGREEMENT.

2.            Assignee hereby assumes any and all of the Assignor’s liabilities, duties and obligations under or with respect to the Loan Rights and Obligations, in each case subject to and in accordance with the terms of the Agreement (but expressly including the Loan Rights and Obligations arising or accruing on or after the Closing Date and any duty or obligation with respect to any Escrow Funds, regardless of when arising).

3.            This Assignment may be executed in counterparts.

4.            This Assignment shall, and the rights and obligations of the parties hereunder shall be, construed in accordance with the laws of the State of New York applicable to contracts negotiated, made and to be performed entirely within such state.

5.            This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment to be effective as of the date first above written.

ASSIGNOR:

U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE MAIDEN LANE COMMERCIAL MORTGAGE-BACKED SECURITIES TRUST 2008-1

By:	Bank of America, N.A., as special servicer for the Maiden Lane Commercial Mortgage-Backed Securities Trust 2008-1

By:	/s/ Dean B. Roberson

Name:	Dean B. Roberson

Title:	Director

[ADDITIONAL SIGNATURE PAGE FOLLOWS]

Assignment and Assumption Agreement - Signature Page

ASSIGNEE:

1180 RAYMOND URBAN RENEWAL, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XI, LLC, a Delaware limited liability company, its sole member

	By:	KBS SOR PROPERTIES, LLC, a Delaware limited liability company, its sole member

		By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole member

			By:	KBS STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner

				By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer